Assets and liabilities classified as held-for-sale	12 Months Ended
Dec. 31, 2018
Assets and liabilities classified as held-for-sale
Assets and liabilities classified as held-for-sale

25.        Assets and liabilities classified as held-for-sale

	12/31/18	12/31/17	12/31/16
	USD’000	USD’000	USD’000
Assets classified as held-for-sale
Assets of disposal group as held-for-sale	255,330	—	—
Machinery and equipment	5,846	—	—
Assets related to employee’s living quarters	9,631	37,471	50,813
	270,807	37,471	50,813

Liabilities directly associated with assets classified as held-for-sale
Liabilities of disposal group as held-for-sale	143,447	—	—

Non-current assets are classified as held-for-sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the non-current asset is available for immediate sale in its present condition. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

As at December 31, 2018, investment in LFoundry of US$111.9 million was classified as held-for-sale assets and liabilities as the effect to sell the subsidiary has commenced and the sales are expected by December 31, 2019 and the details are disclosed as follows:

12/31/18
Assets of disposal group as held-for-sale	USD’000
Property, plant and equipment	123,677
Goodwill	3,933
Inventories	54,451
Restricted cash	12,960
Trade and other receivables	37,796
Cash and cash equivalent	14,554
Other assets	7,959
255,330
Liabilities of disposal group as held-for-sale
Borrowings	58,467
Trade and other payables	37,296
Deferred tax liabilities	14,437
Defined benefited obligation	26,475
Other liabilities	6,772
143,447

Considerations to be received for the disposal will be equivalent or higher than the carrying value of the net assets and liabilities of LFoundry.